                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                            RANGER GOVERNANCE, LTD.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                               EXPLANATORY NOTE

     Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.



Table of Contents
-----------------
Ranger cover letter, dated as of August 9, 2001.......................   Item 1

Transcript of Ranger video, dated as of August 9, 2001................   Item 2

Ranger press release, dated as of August 9, 2000......................   Item 3

Contents of Item 1-3
--------------------

RangerGovernance


Dear Fellow Computer Associates Shareholder:

We at Ranger Governance believe that Computer Associates is broken, but we have a plan to fix it. The enclosed video details Ranger's comprehensive plan for Computer Associates. We believe our plan will enhance CA's credibility with investors, customers and employees and get CA growing so we can build value for shareholders. Please take a few minutes to view this brief video. I am confident that it will help you to better understand our plan for CA as well as our vision of what the future could hold for CA and its shareholders.

You have probably already received both a white and a GREEN proxy card. If you believe in our plan and want to enact change at CA, please vote the GREEN proxy card. If you have misplaced your proxy, you will be receiving another one in the mail shortly.

Please remember that only your latest dated proxy card counts. Please return only the GREEN proxy card.

Should you have any questions, please contact our proxy solicitor, Morrow & Co, Inc. at 800-607-0088.

                     Integrity. Innovation. Accountability.

                           Ranger: A Better Way For CA

Thank you for your consideration.

Sincerely,

/s/Sam Wyly

Sam Wyly
Manager, Ranger Governance

================================================================================
                              Street-Name Holders
                              -------------------
If you hold your Computer Associates shares with a brokerage firm or bank, only they can exercise voting rights with respect to your shares and only upon receipt of your specific instructions, Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to vote the GREEN proxy card FOR the election of the Ranger Governance nominees. Please note, your bank or broker will keep your vote CONFIDENTIAL.

                         Computer Associates Employees
                         -----------------------------
If you hold your shares in the Savings Harvest Plan or Employees Stock Purchase Plan, your vote is CONFIDENTIAL. You may direct the Plan Trustee how to vote your shares by signing, dating and returning the GREEN instruction form provided by the Plan Trustee. Completed instructions must be received by the Savings Harvest Plan Trustee at the address set forth in the GREEN instruction form no later than the close of business on August 27, 2001 for your vote to be counted.

Even if you have sent a white proxy card to Computer Associates, you have every right to change your vote. You may revoke that proxy, and vote for the Ranger Governance slate by signing, dating and mailing the GREEN Proxy. If you have any questions on how to vote your shares, please call our proxy solicitor:

                      MORROW & CO., INC. at (800)607-0088
================================================================================

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. On July 27, 2001, Ranger Governance filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates and has mailed copies to stockholders. Ranger is proposing a comprehensive restructuring plan which it believes will maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. Ranger urges stockholders to read its proxy statement because it contains important information. More information about Ranger Governance and copies of its definitive proxy statement are available at www.rangergov.com. Copies of Ranger's definitive proxy statement and other Ranger soliciting materials are also available at the Securities and Exchange Commission's website at www.sec.gov.

                                                                    Video Script
                                                                    Page 1 of 15


                              Ranger Video Script


Open on MS of Sam...push in slightly            Hello, my name is Sam Wyly, and
                                                I want to tell you about Ranger
                                                Governance and our efforts to
                                                enhance the value of CA for the
                                                Company's shareholders, for its
                                                customers and for its employees.


                                                I'm sure I don't have to tell
                                                you that our company is under
                                                performing.

Cut to graphic:


CA's Return vs. Software Industry
         CA:  Negative 14%
         Software Industry:  169%
Include footnote: Total five-year return for
period ending March 31, 2001.                   Under the current management,
                                                return to investors has been
                                                negative 14% over the past five
                                                years... this is at a time when
                                                the average software company
                                                index rose 169%.


Cut to Sam                                      That's right... during the
                                                biggest bull market and software
                                                boom in history, the current
                                                board of Computer Associates has
                                                managed to turn each 100 of your

                                                                    Video Script
                                                                    Page 2 of 15

                                                dollars into only 86.

                                                Unfortunately, the story doesn't
                                                end there.

Cut to NYT and Newsday articles


                                                The trouble isn't limited to
                                                chronic financial under-
                                                performance and a sagging share
                                                price.


                                                That is why Ranger wants to work
                                                with you to help our company
                                                reach its full potential.

Cut to headlines of announcement of
Ranger's proxy fight.                           On June 21, we launched a bid to
                                                replace the incumbent Board with
                                                a new and independent board that
                                                intends to do the right things
                                                for the company, for its
                                                employees, for its customers and
                                                for you, its owners.


                                                Before I go into the reasons why
                                                we believe management must be
                                                changed now, let me tell you why
                                                we think the Ranger

                                                                    Video Script
                                                                    Page 3 of 15

                                                nominees are well qualified to
                                                lead this effort.


                                                First, a little bit about me.

Cut to video or stills and headlines
documenting Sam's Career                        I've been an entrepreneur and an
                                                investor for over 30 years, and
                                                have founded several successful
                                                enterprises, including, most
                                                recently, ten years ago,
                                                Maverick Capital... a leading
                                                equity hedge fund, which has
                                                grown in 10 years from $15
                                                million in family money to
                                                almost $8 billion.

                                                But my lifelong passion and
                                                first real success was in the
                                                software industry.
Cut to headlines of UCC sale to CA
                                                The first company I founded,
                                                University Computing was merged
                                                into CA fourteen years ago.


Cut to headlines of Sterling Software sale to CA
                                                Another company I
                                                founded...Sterling Software...
                                                merged into

                                                                    Video Script
                                                                    Page 4 of 15

                                                CA just last year.
Cut to Sam


                                                So, I have a special interest in
                                                seeing that Computer Associates
                                                prospers and grows.


                                                I believe that by any
                                                performance measure, this
                                                company has clearly under-
                                                performed, compared to other
                                                software companies and also
                                                compared to what our management
                                                teams were able to accomplish at
                                                Sterling Software.
Cut to graphic:
 CA vs. SWW
Source: Bloomberg
Note: SWW was acquired by CA on
4/28/00 Just compare CA's performance to that of Sterling Software - a company whose structure and culture, I believe, created much better growth. Over the 5-year period before CA acquired
                                                Sterling, $100 dollars invested
                                                in CA grew to $295. But that
                                                same $100 invested in Sterling
                                                would have grown to $568 --proof
                                                that the entrepreneurial company
                                                with the

                                                                    Video Script
                                                                    Page 5 of 15

                                                innovative structure and culture
                                                had the best performance.

Cut to Business Week and NYT headlines
                                                What do Business Week and the
                                                New York Times say about this
                                                board, about its performance and
                                                about its pay policy?


Cut to Business Week quote
                                                Business Week said that CA's
                                                board authorized America's worst
                                                pay for performance in 2000.

                                                Business Week also named this
                                                board one of America's worst.
Cut to Business Week graphic


Cut to NYT headlines

                                                Moreover, CA's "creative
                                                accounting" practices and its
                                                poor treatment of its employees
                                                have both been exposed by the
                                                New York Times.


Cut to Newsday headlines


Cut to NYT photo


Cut headlines and clips from NYT

                                                And while all of this has been
                                                going on, managers have been
                                                given $1 billion worth

                                                                    Video Script
                                                                    Page 6 of 15

                                                of company stock.

Cut to headlines from NYT and Newsday           In April, The New York Times
                                                wrote an in-depth investigative
                                                article that supported many of
                                                our worst suspicions about the
                                                company and its current
                                                managers.


                                                Also, the media continues to
                                                report on the controversy
                                                surrounding CA's employee
                                                practices.


                                                Both the New York Times and
                                                Newsday have reported on top
                                                managers' widespread practice in
                                                which employees who'd never had
                                                a bad review were fired for
                                                "cause," without severance,
                                                without health insurance.


Cut to Sam


Cut to Steve                                    To further describe the reasons
                                                why we believe that top
                                                management must change, here's
                                                Steve Perkins, a co-founder of
                                                Sterling Commerce, and a Ranger
                                                Board

Cut to NYT article

                                                                    Video Script
                                                                    Page 7 of 15

                                                Nominee.

                                                Thanks Sam. We at Ranger think
                                                CA's arrogance is plainly seen
                                                in its dealings with Wall
                                                Street. Under current
                                                management, the NYT has quoted
                                                former employees saying that CA
                                                should stand for "Creative
                                                Accounting."


                                                We believe its accounting
                                                practices have strained its
                                                credibility with the financial
                                                community, and created
                                                uncertainty among investors
                                                about the value of the company.

Cut to graph showing Pro Forma Pro Rata
formula

Source: CA press release 4/16/01                They have changed the way they
                                                report revenue every quarter,
                                                saying this is necessary to
                                                understand where their revenues
                                                were coming from under their
                                                "New Business Model." Let's see
                                                about that.

Overlay revenues using GAAP

                                                Using its new, untested Pro
                                                Forma Pro

                                                                    Video Script
                                                                    Page 8 of 15

                                                Rata formula, CA reported
                                                revenues of $1.3 billion in the
                                                4th quarter of 2000 and an
                                                operating profit of [$0.47]
                                                cents/share.

                                                .   When reported under the
                                                    standard rules of General
                                                    Accepted Accounting
                                                    Principles however, the
                                                    company's revenues were less
                                                    than half that, and it lost
                                                    $0.29 cents/share in the 4th
                                                    quarter of 2000.

Cut to Steve                                    Why did they do this? We believe
                                                that there was one very
                                                significant reason ... they
                                                tried to justify paying
                                                themselves egregiously -in the
                                                form of an excessive windfall of
                                                $1 billion worth of stock. Your
                                                current board approved this
                                                payment for non-performance.
                                                Sam.

Cut to Sam
                                                Thanks, Steve. The more we
                                                looked at this Company the more
                                                we realized that it needs a
                                                sustainable strategy to become

Cut to headlines from Dallas Morning
News

                                                                    Video Script
                                                                    Page 9 of 15

                                                more competitive... and be more
                                                responsive to customers... and
                                                it needs it fast.

                                                That's why Ranger Governance has
                                                stepped forward with a plan of
                                                action which we think will
                                                rebuild the company and restore
                                                integrity to operations...it
                                                will reverse five years of
                                                chronic under-performance... it
                                                will increase shareholder value.


Cut to Graphic of Nominee Ad                    We think our plan builds on CA's
                                                winning products, people and
                                                customers to re-establish
                                                Computer Associates as the
                                                leading global provider of
                                                software solutions.


                                                Here's what we're doing.


                                                First, we've assembled a slate
                                                of independent directors --
                                                people with proven records of
                                                performance in software
                                                companies and in other
                                                companies, who

Cut to graphic of Mark Cuban

Cut to headlines of sale of Broadcast.com

                                                                    Video Script
                                                                   Page 10 of 15

                                                have strong investment,
                                                regulatory and corporate
                                                governance experience.
to Yahoo!

Cut to graphic of Dr. Wendy Gramm
                                                In addition to Steve, our
                                                nominees include:


                                                Mark Cuban whose history of
                                                entrepreneurial success includes
                                                Broadcast.com... sold to Yahoo!
                                                in 1999.

Cut to graphic of Cece Smith

                                                Dr. Wendy Lee Gramm, a
                                                recognized expert in economic
                                                and regulatory policy; and
                                                former chairman of the Commodity
                                                Futures Trading Commission...

Cut to Sam
                                                Cece Smith, a successful venture
                                                capitalist and former chair of
                                                the Federal Reserve Bank of
                                                Dallas;

Cut to Steve                                    And a complete roster of other
                                                highly qualified and proven
                                                corporate leaders who have
                                                decades of relevant experience
                                                and

                                                                    Video Script
                                                                   Page 11 of 15

                                                success.

                                                Now back to Steve Perkins for
                                                more on our plan. Steve...


                                                Thanks Sam.


                                                In order to restore credibility
                                                with the financial community,
                                                customers and employees, we will
                                                institute a series of corporate
                                                governance policies based on
                                                what we think are the best
                                                practices of the business world.
                                                I want to assure you that I and
                                                the other Ranger candidates will
                                                observe the highest standards in
                                                discharging our fiduciary duties
                                                for the benefit--first and
                                                foremost--of you, the
                                                shareholders- the owners of CA.

Cut to graphic of four business units

Cut to Steve
                                                We will strategically realign
                                                the company into four
                                                decentralized business units,
                                                which we think will enhance the

                                                                    Video Script
                                                                   Page 12 of 15

                                                company's ability to effectively
                                                compete, innovate, and provide
                                                standard-setting customer
                                                service.
Cut to organization chart

                                                This new alignment is not a
                                                "break-up" of CA; Rather, it is
                                                a correction to what we believe
                                                is an excessively centralized
                                                management structure which is
                                                not sufficiently flexible to
                                                fully meet customer needs. We
                                                believe that this approach to
                                                organization structure has been
                                                key to the success of companies
                                                such as Sterling Software, Texas
                                                Instruments, GE and others.
Fade in "Single Point of Contact" under
chart

Fade in "National Account Sales Force"
under chart



Cut to graphic:                                 We recognize that larger
                                                enterprise customers may prefer
                                                a single point of contact within
                                                CA's sales organization. We
                                                intend to establish a national
                                                account sales force with the
                                                ability to tap into the
                                                expertise and synergies of each
                                                of the four

                                                                    Video Script
                                                                   Page 13 of 15


                                                business units.


                                                Ranger envisions that each of
                                                these business units will
                                                produce separate income
                                                statement, balance sheet and
                                                cash flow information.
The Ranger Plan
Continuous product innovation
Expanded Product Offerings
Strategic Acquisitions
Research and Development
No Increased Cost


Cut to Steve                                    We will also implement a program
                                                of continuous product
                                                innovation. We plan to expand
                                                CA's product offerings through
                                                strategic acquisitions and
                                                investments in research and
                                                development. We believe all this
                                                can be done without increased
                                                costs.
Overlay "New Corporate Culture" over
Steve

                                                Once the individual strengths of
                                                each of these business units is
                                                understood, we believe that
                                                investors will recognize greater
                                                value in CA from the sum of its
                                                parts.

Cut to Sam
                                                Finally, we plan on building a
                                                new

                                                                    Video Script
                                                                   Page 14 of 15

Cut to rangergov.com screen shot                corporate culture for CA, one
                                                that is customer-focused and
                                                treats employees with the
                                                respect that their hard work and
                                                achievement deserve. Sam.

Cut to phone # at Morrow & Co.


Cut to Sam
                                                These are the reasons we think
                                                Computer Associates is broken,
                                                and this is our plan to fix it.

Push in on Sam holding up the green proxy
card If you want more information or want to ask us a question, please visit our Web site at www.rangergov.com, or call us at 1-800-607-0088

Cut to for more information graphic
Cut to "Permission for quotes neither
sought nor obtained" and list referenced
articles We are confident that our team of highly respected and proven executives will get CA growing.

Close on disclaimer                             All we need is your vote. Please
                                                return the green proxy card,
                                                which you will receive soon, to
                                                vote for the Ranger team and our
                                                Ranger plan.

                                                                    Video Script
                                                                   Page 15 of 15

                                                Thank you for your time and
                                                consideration.

For Immediate Release

RANGER GOVERNANCE MAILS VIDEO TO COMPUTER ASSOCIATES SHAREHOLDERS

Dallas, TX, August 9, 2001 - Ranger Governance, Ltd. today announced that it has commenced its mailing of a videocassette entitled, The Ranger Plan: A Better Way for CA, to Computer Associates (NYSE: CA) shareholders. The video can be viewed on the Ranger Governance website, www.rangergov.com, by following the link to "Information on Proxy Contest."

The video features Sam Wyly and Steve Perkins, two of Ranger's 10 director nominees, explaining that "during the biggest bull market and software boom in history, the current board of Computer Associates has managed to turn each 100 of your dollars into only 86.*" They also detail Ranger's plan for enhancing credibility and value for CA shareholders.

Sam Wyly said, "We believe our comprehensive plan will enhance CA's credibility with investors, customers and employees and will get CA growing to build value for shareholders. Our video is an innovative way to communicate with CA shareholders, and it illustrates the approach Ranger will bring to the Company. CA's shareholders have, for too long, been given no alternative to the current Board of Directors."

Steve Perkins added, "After watching our video, we think shareholders will clearly understand that Ranger offers them a better way by moving the Company toward and innovative management structure and closer to its current and prospective customers. We are confident that shareholders who view our video will find many reasons to vote for the Ranger nominees on Wednesday, August 29th and help us to transform a company which we believe is not growing into one that is."

* Total return for CA shareholders for the five-year period ending 3/31/01,
Source: Computer Associates Definitive Proxy Statement 7/18/01.

                                    -more-

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. On July 27, 2001, Ranger Governance filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates and has mailed copies to stockholders. Ranger is proposing a comprehensive restructuring plan which it believes will maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. Ranger urges stockholders to read its proxy statement because it contains important information. More information about Ranger Governance and copies of its definitive proxy statement are available at www.rangergov.com. Copies of Ranger's definitive proxy statement and other Ranger soliciting materials are also available at the Securities and Exchange Commission's website at www.sec.gov.

--------------------------------------------------------------------------------
                              Street-Name Holders

If you hold your Computer Associates shares with a brokerage firm or bank, only they can exercise voting rights with respect to your shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to vote the GREEN proxy card FOR the election of the Ranger Governance nominees. Please note, your bank or broker will keep your vote CONFIDENTIAL.

                         Computer Associates Employees

If you hold your shares in the Savings Harvest Plan or Employee Stock Purchase Plan, your vote is CONFIDENTIAL. You may direct the Plan Trustee how to vote your shares by signing, dating, and returning the GREEN instruction form provided by the Plan Trustee. Completed instructions must be received by the Savings Harvest Plan Trustee at the address set forth in the GREEN instruction form no later than the close of business on August 27, 2001 for your vote to be counted.

Even if you have sent a white proxy card to Computer Associates, you have every right to change your vote. You may revoke that proxy, and vote for the Ranger Governance slate by signing, dating and mailing the GREEN Proxy. If you have any questions on how to vote your shares, please call our proxy solicitor:

                     MORROW & CO., INC. at (800) 607-0088

--------------------------------------------------------------------------------

Contact:

Media:                                           Investors:
Dan Katcher/Joele Frank
Joele Frank, Wilkinson Brimmer Katcher           Morrow & Co., Inc.
(212) 355-4449                                   (212) 754-8000

                                      ###